File Nos. 333-13185; 811-7839
                                             Rule 497(e)




                                CONSECO FUND GROUP
                                  CLASS A SHARES
                          SUPPLEMENT DATED MAY 28, 1997
                       TO PROSPECTUS DATED JANUARY 2, 1997


   1. The second from the last sentence in the first paragraph on page 1 has been modified with respect to the description Class Y shares as follows: Class Y shares are offered to certain institutional investors and qualifying individual investors by a separate prospectus.

   2. The sales charge applicable to Class A shares set forth under How to Buy Shares on page 14 has been revised as follows:
                                              Sales Charge

                                                                 Dealer
                           As % of Public                     Reallowance
                              Offering       As % of Net    As % of Offering
                               Price            Amount            Price
                                               Invested

    On purchases of:
    $500-50,000                 5.0%             5.56%            4.5%

    $50,000-100,000             4.5%             4.71%            4.0%

    $100,000-500,000            3.5%             3.63%            3.0%

    Over $500,000               None              None            1.0%


   3. The section entitled Class Y Shares on page 25 has been modified to clarify the definition of institutional investors and to include a definition of qualifying individual investors. The last two paragraphs in this section are unchanged and the first two paragraphs of the section now read as follows:

               In order to buy class Y shares you must qualify as an institutional investor or a qualifying individual investor. Institutional investors may include, but are not limited to, the following: (i) tax qualified retirement plans which have
         (a) at least $10 million in plan assets, or (b) have 250 or more employees eligible to participate at the time of purchase,
         (ii)  banks and insurance companies purchasing shares for their



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         own account, (iii) investment companies not affiliated with the
         Adviser, (iv) tax-qualified retirement plans of the Adviser or b r o ker-dealer wholesalers and their affiliates, or (v) endowments, foundations and other charitable organizations. A qualifying individual investor is an investor who is a client of the Adviser and is making a purchase of over $500,000 or whose purchase together with his current holdings of Class Y shares exceeds $500,000.

                 Class Y shares are available to eligible institutional investors and qualifying individual investors at net asset value without the imposition of an initial or deferred sales charge and are not subject to ongoing distribution fees imposed under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The minimum initial investment in Class Y shares is $500,000, but this requirement may be waived at the discretion of the Trust s officers.




































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